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                                   PROSPECTUS

                                 JULY 15, 1999
--------------------------------------------------------------------------------

                                     [LOGO]

                              SEASONS SERIES TRUST

            - MULTI-MANAGED GROWTH PORTFOLIO

            - MULTI-MANAGED MODERATE GROWTH PORTFOLIO

            - MULTI-MANAGED INCOME/EQUITY PORTFOLIO

            - MULTI-MANAGED INCOME PORTFOLIO

            - ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO

            - STOCK PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITES OR PASSED
UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS..................................    3
        Q&A.......................................    3

MORE INFORMATION ABOUT THE PORTFOLIOS.............   10
        Investment Strategies.....................   10

GLOSSARY..........................................   14
        Investment Terminology....................   14
        Risk Terminology..........................   16

MANAGEMENT........................................   18
        Investment Adviser and Manager............   18
        Information about the Subadvisers.........   19
        Portfolio Management......................   20
        Custodian, Transfer and Dividend Paying
           Agent..................................   21

ACCOUNT INFORMATION...............................   22
        Transaction Policies......................   22
        Dividend Policies and Taxes...............   23

OTHER INFORMATION.................................   23
        Year 2000.................................   23

FINANCIAL HIGHLIGHTS..............................   24

FOR MORE INFORMATION..............................   25

MANAGED COMPONENTS -- the four distinct, actively managed investment components in which all of the assets of the Multi-Managed Seasons Portfolios are invested. The percentage each Multi-Managed Seasons Portfolio allocates to a Managed Component differs based upon the Portfolio's investment objective.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

INCOME is interest payments from bonds or dividends from stocks.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.
--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to provide you with information about Seasons Series Trust (the "Trust"), and to give you an overview of certain of the Trust's separate investment series ("Portfolios") and their investment goals and principal strategies. This Prospectus describes six of the Portfolios, which we call the "Seasons Portfolios", available through Seasons Variable Annuity Contract. More complete investment information is provided in the chart, under "More Information About the Portfolios," which is on page 10, and the glossary that follows on page 14.

Q: WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND STRATEGIES?

A: Each Portfolio operates as a separate mutual fund and has its own investment goal and a strategy for pursuing it. A Portfolio's investment goal may be changed by the Board of Trustees without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles.

                                                     SEASONS PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------------
               PORTFOLIO                  INVESTMENT GOAL                           STRATEGY
----------------------------------------  ----------------------------------------  ----------------------------------------
MULTI-MANAGED GROWTH PORTFOLIO            long-term growth of capital               asset allocation through Managed
                                                                                    Components
MULTI-MANAGED MODERATE GROWTH PORTFOLIO   long-term growth of capital, with         asset allocation through Managed
                                          capital preservation as a secondary       Components
                                          objective
MULTI-MANAGED INCOME/ EQUITY PORTFOLIO    conservation of principal while           asset allocation through Managed
                                          maintaining some potential for long-term  Components
                                          growth of capital
MULTI-MANAGED INCOME PORTFOLIO            capital preservation                      asset allocation through Managed
                                                                                    Components
ASSET ALLOCATION: DIVERSIFIED GROWTH      capital appreciation                      investment primarily through a strategic
PORTFOLIO                                                                           allocation of approximately 80% (with a
                                                                                    range of 65-95%) of its assets to equity
                                                                                    securities and approximately 20% (with a
                                                                                    range of 5-35%) of its assets to fixed
                                                                                    income securities
STOCK PORTFOLIO                           long-term capital appreciation, with a    investment primarily in the common
                                          secondary objective of increasing         stocks of a diversified group of well-
                                          dividend income                           established growth companies

Each of the Seasons MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH, MULTI-MANAGED INCOME/EQUITY and MULTI-MANAGED INCOME PORTFOLIOS (referred to hereinafter as the "Multi-Managed Seasons Portfolios") allocates all of its assets among three or four distinct MANAGED COMPONENTS, each managed by a separate Manager and each with its own investment strategy. The three Managers of the Multi-Managed Seasons Portfolios are SunAmerica Asset Management Corp. ("SunAmerica"), Janus Capital Corporation ("Janus") and Wellington Management Company, LLP ("WMC"). None of the Multi-Managed Seasons Portfolios contains a passively managed component. The four current Managed Components are SUNAMERICA/AGGRESSIVE GROWTH, JANUS/GROWTH, SUNAMERICA/BALANCED and WMC/FIXED INCOME. The Managed Components each invest to varying degrees, according to their investment strategy in a diverse portfolio of securities including, common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. government fixed income securities, money market instruments and/or cash or cash equivalents. The assets of each Managed Component that comprise a particular Multi-Managed Seasons Portfolio belong to that Portfolio. The term "Manager" as used herein shall mean either SunAmerica, the Investment Adviser to the Trust, or the other registered investment advisers that serve as Subadvisers to the Trust, as the case may be.

Although each Multi-Managed Seasons Portfolio has a distinct investment objective and allocates its assets in varying percentages among the Managed Components in furtherance of that objective, each Manager intends to manage its respective Managed Component(s) in the same general manner regardless of the objective of the Multi-Managed Seasons Portfolio. However, the equity/debt weightings of the SUNAMERICA/BALANCED component under normal market conditions will vary depending on the objective of the Multi-Managed Seasons Portfolio. The following chart shows the allocation of the assets of each Multi-Managed Seasons Portfolio among Managed Components.

                                              SUNAMERICA/         JANUS/
                                           AGGRESSIVE GROWTH      GROWTH         SUNAMERICA/       WMC/FIXED INCOME
                PORTFOLIO                      COMPONENT        COMPONENT     BALANCED COMPONENT      COMPONENT
-----------------------------------------  -----------------   ------------   ------------------   ----------------
MULTI-MANAGED GROWTH PORTFOLIO                     20%              40%               20%                 20%
MULTI-MANAGED MODERATE GROWTH PORTFOLIO            18%              28%               18%                 36%
MULTI-MANAGED INCOME/EQUITY PORTFOLIO               0%              18%               28%                 54%
MULTI-MANAGED INCOME PORTFOLIO                      0%               8%               17%                 75%

Differences in investment returns among the Managed Components may cause the actual percentages to vary over the course of a calendar quarter from the targets listed in the chart. Accordingly, the assets of each Multi-Managed Seasons Portfolio will be reallocated or "rebalanced" among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.

A "GROWTH" PHILOSOPHY - that of investing in securities believed to offer the potential for capital appreciation - focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

"HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

Q: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, and the charts beginning on page 11 describes various additional risks.

    RISKS OF INVESTING EQUITY SECURITIES

    The MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH, ASSET ALLOCATION:
    DIVERSIFIED GROWTH and STOCK PORTFOLIOS invest primarily in equity securities. In addition, the MULTI-MANAGED INCOME/EQUITY and MULTI-MANAGED INCOME PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. Growth stocks are historically volatile, which will particularly affect the MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH, ASSET ALLOCATION:
    DIVERSIFIED GROWTH and STOCK PORTFOLIOS.

    RISKS OF INVESTING IN BONDS

    The MULTI-MANAGED INCOME/EQUITY and MULTI-MANAGED INCOME PORTFOLIOS invest primarily in bonds. In addition, MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH and ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIOS each invests significantly in bonds. As a result, as with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in bonds, movements in the bond market generally may affect its performance.

    RISKS OF INVESTING IN JUNK BONDS

    Each of the Portfolios except the STOCK PORTFOLIO may invest in varying degrees in high yield/high risk securities, also known as "junk bonds," which are considered speculative. While the Managers try to diversify a Portfolio and to engage in a credit analysis of each junk bond issuer in which a Portfolio invests, junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    RISKS OF INVESTING INTERNATIONALLY

    All of the Portfolios may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging market countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    RISKS OF INVESTING IN SMALLER COMPANIES

    Each Portfolio may invest in smaller companies. Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the MULTI-MANAGED GROWTH, MULTI-MANAGED MODERATE GROWTH and ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIOS.

    RISKS OF INVESTING IN "NON-DIVERSIFIED" PORTFOLIOS

    Each Multi-Managed Seasons Portfolio is "non-diversified," which means that each can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, a Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

    ADDITIONAL PRINCIPAL RISKS

    Finally, shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q: HOW HAVE THE SEASONS PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables provide some indication of the risks of investing in the Seasons Portfolios by comparing the Seasons Portfolios' performance with those of an appropriate market index for the calendar years presented. Fees and expenses incurred at the contract level are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Seasons Portfolio will perform in the future.

--------------------------------------------------------------------------------

                         MULTI-MANAGED GROWTH PORTFOLIO

--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          31.45%

During the one year period shown in the bar chart, the highest return for a quarter was 21.27% (quarter ended 12/31/98) and the lowest return for a quarter was -6.23% (quarter ended 09/30/98). For the most recent calendar quarter ended 6/30/99 the return was 3.95%.

 AVERAGE ANNUAL TOTAL RETURNS                            PAST          RETURN SINCE
 (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)       ONE YEAR      INCEPTION***

 ----------------------------------------------------------------------------------
 Multi-Managed Growth Portfolio                          31.45%        30.16%
 ----------------------------------------------------------------------------------
 Blended Benchmark Index*                                16.59%        23.98%
 ----------------------------------------------------------------------------------
 S&P 500-Registered Trademark-**                         28.58%        36.28%
 ----------------------------------------------------------------------------------

  * The Blended Benchmark Index consists of 51% Standard & Poor's 500 Composite Stock Price Index (S&P 500-Registered Trademark-), 27% Lehman Brothers Aggregate Index, 20% Russell 2000-Registered Trademark- Index and 2% Treasury Bills. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Lehman Brothers Aggregate Index provides a broad review of the performance of the U.S. fixed income market. The Russell 2000-Registered Trademark- Index comprises the smallest 2000 companies in the Russell 3000-Registered Trademark- Index and is widely recognized as representative of small-cap growth stocks. Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.
 ** The Standards & Poors 500-Registered Trademark- Composite Stock Price Index
    (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
*** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                    MULTI-MANAGED MODERATE GROWTH PORTFOLIO

--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          25.07%

During the one year period shown in the bar chart, the highest return for a quarter was 16.24% (quarter ended 12/31/98) and the lowest return for a quarter was -4.20% (quarter ended 09/30/98). For the most recent calendar quarter ended 6/30/99 the return was 2.84%.

 AVERAGE ANNUAL TOTAL RETURNS                            PAST          RETURN SINCE
 (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)       ONE YEAR      INCEPTION***

 ----------------------------------------------------------------------------------
 Multi-Managed Moderate Growth Portfolio                 25.07%        25.23%
 ----------------------------------------------------------------------------------
 Blended Benchmark Index*                                14.43%        20.83%
 ----------------------------------------------------------------------------------
 S&P 500-Registered Trademark-**                         28.58%        36.28%
 ----------------------------------------------------------------------------------

  * The Blended Benchmark Index consists of 51% Standard & Poor's 500 Composite Stock Price Index (S&P 500-Registered Trademark-), 27% Lehman Brothers Aggregate Index, 20% Russell 2000-Registered Trademark- Index and 2% Treasury Bills. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Lehman Brothers Aggregate Index provides a broad review of the performance of the U.S. fixed income market. The Russell 2000-Registered Trademark- Index comprises the smallest 2000 companies in the Russell 3000-Registered Trademark- Index and is widely recognized as representative of small-cap growth stocks. Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.
 ** The Standards & Poors 500-Registered Trademark- Composite Stock Price Index
    (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
*** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                     MULTI-MANAGED INCOME/EQUITY PORTFOLIO

--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          19.13%

During the one year period shown in the bar chart, the highest return for a quarter was 7.95% (quarter ended 12/31/98) and the lowest return for a quarter was 0.49% (quarter ended 09/30/98). For the most recent calendar quarter ended 6/30/99 the return was 1.05%.

 AVERAGE ANNUAL TOTAL RETURNS                            PAST          RETURN SINCE
 (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)       ONE YEAR      INCEPTION****

 ----------------------------------------------------------------------------------
 Multi-Managed Income/Equity Portfolio                   19.13%        19.64%
 ----------------------------------------------------------------------------------
 Blended Benchmark Index*                                15.51%        18.79%
 ----------------------------------------------------------------------------------
 S&P 500-Registered Trademark-**                         28.58%        36.28%
 ----------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index***                      8.69%         10.87%
 ----------------------------------------------------------------------------------

   * The Blended Benchmark Index consists of 51% Standard & Poor's 500 Composite Stock Price Index (S&P 500-Registered Trademark-), 27% Lehman Brothers Aggregate Index, 20% Russell 2000-Registered Trademark- Index and 2% Treasury Bills. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell 2000-Registered Trademark- Index comprises the smallest 2000 companies in the Russell 3000-Registered Trademark- Index and is widely recognized as representative of small-cap growth stocks. Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.
  ** The Standards & Poors 500-Registered Trademark- Composite Stock Price Index
     (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
 *** The Lehman Brothers Aggregate Index provides a broad review of the performance of the U.S. fixed income market.
**** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                         MULTI-MANAGED INCOME PORTFOLIO

--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          13.58%

During the one year period shown in the bar chart, the highest return for a quarter was 4.10% (quarter ended 12/31/98) and the lowest return for a quarter was 2.07% (quarter ended 09/30/98). For the most recent calendar quarter ended 6/30/99 the return was -0.17%.

 AVERAGE ANNUAL TOTAL RETURNS                            PAST          RETURN SINCE
 (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)       ONE YEAR      INCEPTION***

 ----------------------------------------------------------------------------------
 Multi-Managed Income Portfolio                          13.58%        15.31%
 ----------------------------------------------------------------------------------
 Blended Benchmark Index*                                12.24%        14.96%
 ----------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index**                       8.69%         10.87%
 ----------------------------------------------------------------------------------

  * The Blended Benchmark Index consists of 51% Standard & Poor's 500 Composite Stock Price Index (S&P 500-Registered Trademark-), 27% Lehman Brothers Aggregate Index, 20% Russell 2000-Registered Trademark- Index and 2% Treasury Bills. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell
    2000-Registered Trademark- Index comprises the smallest 2000 companies in the Russell 3000-Registered Trademark- Index and is widely recognized as representative of small-cap growth stocks. Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.
 ** The Lehman Brothers Aggregate Index provides a broad review of the performance of the U.S. fixed income market.
*** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                 ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO

--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          13.43%

During the one year period shown in the bar chart, the highest return for a quarter was 15.54% (quarter ended 12/31/98) and the lowest return for a quarter was -9.81% (quarter ended 09/30/98). For the most recent calendar quarter ended 6/30/99 the return was 4.28%.

 AVERAGE ANNUAL TOTAL RETURNS                            PAST          RETURN SINCE
 (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)       ONE YEAR      INCEPTION***

 ----------------------------------------------------------------------------------
 Asset Allocation: Diversified Growth Portfolio          13.43%        15.24%
 ----------------------------------------------------------------------------------
 Blended Benchmark Index*                                23.30%        26.46%
 ----------------------------------------------------------------------------------
 S&P 500-Registered Trademark-**                         28.58%        36.28%
 ----------------------------------------------------------------------------------

  * The Blended Benchmark Index consists of 51% Standard & Poor's 500 Composite Stock Price Index (S&P 500-Registered Trademark-), 27% Lehman Brothers Aggregate Index, 20% Russell 2000-Registered Trademark- Index and 2% Treasury Bills. The Lehman Brothers Aggregate Index provides a broad view of the performance of the U.S. fixed income market. The Russell
    2000-Registered Trademark- Index comprises the smallest 2000 companies in the Russell 3000-Registered Trademark- Index and is widely recognized as representative of small-cap growth stocks. Treasury bills are short-term securities with maturities of one year or less issued by the U.S. government.
 ** The Standards & Poors 500-Registered Trademark- Composite Stock Price Index
    (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
*** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                                STOCK PORTFOLIO

--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998          27.24%

During the one year period shown in the bar chart, the highest return for a quarter was 22.80% (quarter ended 12/31/98) and the lowest return for a quarter was -11.25% (quarter ended 09/30/98). For the most recent calendar quarter ended 6/30/99 the return was 5.80%.

 AVERAGE ANNUAL TOTAL RETURNS                            PAST          RETURN SINCE
 (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)       ONE YEAR      INCEPTION**

 ----------------------------------------------------------------------------------
 Stock Portfolio                                         27.24%        33.52%
 ----------------------------------------------------------------------------------
 S&P 500-Registered Trademark-*                          28.58%        36.28%
 ----------------------------------------------------------------------------------

  * The Standards & Poors 500-Registered Trademark- Composite Stock Price Index (S&P 500-Registered Trademark-) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
 ** Inception date for the Portfolio is April 15, 1997.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

The charts provided below summarize information about the investment strategies that each Managed Component and Seasons Portfolio uses. We have included a glossary to define the investment and risk terminology that we have used in the charts and throughout this Prospectus. You should consider your ability to assume the risks involved before investing in a Portfolio through the Seasons Variable Annuity Contract. You should be aware that if you purchase Seasons Variable Annuity Contract, you will not invest directly in one of the Seasons Portfolios. Instead, the Seasons Variable Annuity Contract offers four variable investment "Strategies," each of which invests in three of the six Seasons Portfolios. The allocation of assets among the Portfolios will vary depending on the objective of the Strategy.

Four of the Seasons Portfolios are Multi-Managed Seasons Portfolios, which means that they pursue their investment goals by allocating their assets among three or four Managed Components, as indicated in the chart on page 4. If you invest in one of the Multi-Managed Seasons Portfolios, it's important for you to understand how the chart provided below applies specifically to your investment. To summarize the allocation strategy, because the MULTI-MANAGED GROWTH and MULTI-MANAGED MODERATE GROWTH PORTFOLIOS seek long-term growth of capital, each therefore allocates a relatively larger percentage of its assets to the SUNAMERICA/AGGRESSIVE GROWTH and JANUS/GROWTH components than do the other two Multi-Managed Seasons Portfolios. In contrast, the MULTI-MANAGED INCOME/EQUITY and MULTI-MANAGED INCOME PORTFOLIOS focus on preservation of principal or capital and therefore allocate a relatively larger percentage of their assets to the SUNAMERICA/BALANCED and WMC/FIXED INCOME components. The MULTI-MANAGED INCOME/EQUITY and MULTI-MANAGED INCOME PORTFOLIOS do not allocate any percentage of their assets to the SUNAMERICA/AGGRESSIVE GROWTH component.

You should carefully review the investment objectives and policies of each Multi-Managed Seasons Portfolio to understand how each Managed Component applies to an investment in any of the Multi-Managed Season Portfolios. For example, if you invest in a Strategy that invests heavily in the MULTI-MANAGED INCOME PORTFOLIO, you should be aware that this Portfolio distributes its assets among the JANUS/GROWTH component, the SUNAMERICA/BALANCED component and the WMC/FIXED INCOME component in a ratio of 8%/17%/75%. When reviewing the charts provided below, please keep in mind how the investment strategies and risks of each of the Managed Components applies to your investment. You should also bear in mind when reviewing the chart that the MULTI-MANAGED INCOME PORTFOLIO invests three quarters of its assets in the WMC/FIXED INCOME component and pay close attention to that component's investment strategies and risks.

                               SEASONS PORTFOLIOS

                      SUNAMERICA/                           SUNAMERICA/         WMC/FIXED      ASSET ALLOCATION:
                   AGGRESSIVE GROWTH    JANUS/GROWTH         BALANCED            INCOME           DIVERSIFIED      STOCK PORTFOLIO
                       COMPONENT          COMPONENT          COMPONENT          COMPONENT      GROWTH PORTFOLIO
What are the       equity securities  common stocks      equity securities  U.S. and foreign   strategic          common stock of
Portfolio's or     of small, lesser   selected for       of mid- to         fixed income       allocation of      well-established
Managed            known or new       their growth       large-cap          securities of      approximately 80%  growth companies
Component's        growth companies   potential          companies          varying            (with a range of   (at least 65% of
principal          or industries,                        believed to be     maturities and     65-95%) of its     total assets)
investments        such as                               undervalued, and   risk/ return       assets to equity
(under normal      technology,                           long-term bonds    characteristics    securities and
market             telecommunications,                   and other debt     (at least 80%      approximately 20%
conditions)?       media and                             securities;        investment grade   (with a range of
                   healthcare                            neutral            securities and at  5-35%) of its
                                                         equity/debt        least 85% U.S.     assets to fixed
                                                         weightings of      dollar             income securities
                                                         70%/30% for        denominated)
                                                         Multi-Managed
                                                         Growth and
                                                         Moderate Growth
                                                         Portfolios;
                                                         50%/50% for
                                                         Multi-Managed
                                                         Income/ Equity
                                                         and Income
                                                         Portfolios
                                                         (actual
                                                         weightings may
                                                         differ)
What are the       - stock market     - stock market     - stock and bond   - bond market      - stock market     - stock market
Portfolio's or      volatility         volatility         market             volatility         volatility         volatility
Managed            - securities       - securities        volatility        - securities       - securities       - securities
Component's         selection          selection         - securities        selection          selection          selection
principal risks?   - growth stocks    - growth stocks     selection         - interest rate    - growth stocks    - growth stocks
                   - small and mid-   - junk bonds       - interest rate     fluctuations      - foreign          - foreign
                    market            - small and mid-    fluctuations      - non-diversification  exposure        exposure
                    capitalization     market            - non-diversification                 - small and mid-
                   - non-diversification  capitalization                                        market
                                      - non-diversification                                     capitalization
What other
investments can
the Portfolio or
Managed Component
use?
- Large company           Yes           See principal      See principal           No            See principal      See principal
 stocks                                  investments        investments                           investments        investments
                                        section above      section above                         section above      section above

                      SUNAMERICA/                           SUNAMERICA/         WMC/FIXED      ASSET ALLOCATION:
                   AGGRESSIVE GROWTH    JANUS/GROWTH         BALANCED            INCOME           DIVERSIFIED      STOCK PORTFOLIO
                       COMPONENT          COMPONENT          COMPONENT          COMPONENT      GROWTH PORTFOLIO
What other
investments can
the Portfolio or
Managed Component
use?
- Medium-sized       See principal      See principal      See principal           No            See principal           Yes
 company stocks       investments        investments        investments                           investments
                     section above      section above      section above                         section above
- Small company      See principal      See principal     Yes (up to 20%)          No            See principal           Yes
 stocks               investments        investments                                              investments
                     section above      section above                                            section above
- Active trading          Yes                Yes                No                 Yes                Yes                No
- Types of fixed
 income
 securities:
  Investment              Yes                Yes                Yes                Yes                Yes                Yes
grade
  U.S. government         Yes                Yes                Yes                Yes                Yes                Yes
  securities
  Asset-backed            Yes                Yes                Yes                Yes                Yes                Yes
and
  mortgage-backed
  securities
  Junk bonds              No           Yes (up to 35%)          No           Yes (up to 20%)    Yes (up to 20%)          No
- Short-term        Yes (up to 25%)    Yes (up to 25%)    Yes (up to 25%)    Yes (up to 25%)    Yes (up to 25%)    Yes (up to 25%)
 money market
 instruments
- Temporary        Yes (up to 100%)   Yes (up to 100%)   Yes (up to 100%)   Yes (up to 100%)   Yes (up to 100%)   Yes (up to 100%)
 defensive
 investments
- Foreign                 Yes                Yes          Yes (up to 25%)    Yes (up to 15%     Yes (up to 60%)    Yes (up to 30%)
 securities                                                                  denominated in
                                                                                 foreign
                                                                            currencies; up to
                                                                            100% denominated
                                                                            in U.S. dollars)

                      SUNAMERICA/                           SUNAMERICA/         WMC/FIXED      ASSET ALLOCATION:
                   AGGRESSIVE GROWTH    JANUS/GROWTH         BALANCED            INCOME           DIVERSIFIED      STOCK PORTFOLIO
                       COMPONENT          COMPONENT          COMPONENT          COMPONENT      GROWTH PORTFOLIO
What other
investments can
the Portfolio or
Managed Component
use?
- ADRs/EDRs/ GDRs         Yes                Yes                Yes                No                 Yes                Yes
- Currency                Yes                Yes                Yes                Yes                Yes                Yes
 transactions
- Currency                Yes                Yes                Yes                Yes                Yes                Yes
 baskets
- PFICs                   Yes                Yes                Yes                Yes                Yes                Yes
- Emerging                Yes                Yes                Yes          Yes (up to 20%,          Yes                Yes
 markets                                                                        including
                                                                             investments in
                                                                               foreign and
                                                                              domestic junk
                                                                                 bonds)
- Illiquid          Yes (up to 15%)    Yes (up to 15%)    Yes (up to 15%)    Yes (up to 15%)    Yes (up to 15%)    Yes (up to 15%)
 securities
- Options and             Yes                Yes                Yes                Yes                Yes                Yes
 futures
- Securities          Yes (up to         Yes (up to         Yes (up to         Yes (up to         Yes (up to         Yes (up to
 lending               33 1/3%)           33 1/3%)           33 1/3%)           33 1/3%)           33 1/3%)           33 1/3%)
- Special                 Yes                Yes                Yes                Yes                Yes                Yes
 situations
- Borrowing for       Yes (up to         Yes (up to         Yes (up to         Yes (up to         Yes (up to         Yes (up to
 temporary or          33 1/3%)           33 1/3%)           33 1/3%)           33 1/3%)           33 1/3%)           33 1/3%)
 emergency
 purposes
What other         - foreign          - foreign          - foreign          - foreign          - emerging         - emerging
potential risks     exposure           exposure           exposure           exposure           markets            markets
can affect the     - emerging         - emerging         - emerging         - emerging         - euro conversion  - euro conversion
Portfolio or        markets            markets            markets            markets           - credit quality   - illiquidity
Managed            - euro conversion  - euro conversion  - euro conversion  - euro conversion  - junk bonds       - prepayment
Component?         - illiquidity      - credit quality   - illiquidity      - credit quality   - illiquidity      - derivatives
                   - prepayment       - illiquidity      - prepayment       - junk bonds       - prepayment       - hedging
                   - derivatives      - prepayment       - derivatives      - illiquidity      - derivatives      - small and mid-
                   - hedging          - derivatives      - hedging          - prepayment       - hedging           market
                                      - hedging          - small and mid-   - derivatives      - foreign           capitalization
                                                          market            - hedging           exposure
                                                          capitalization

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

LARGE COMPANIES generally have market capitalizations of over $5 billion, although there may be some overlap among capitalization categories.

MEDIUM SIZED COMPANIES generally have market capitalizations ranging from $1 billion to $5 billion, although there may be some overlap among capitalization categories. Benchmark indices such as the S&P 400-Registered Trademark- MidCap Index includes issuers with capitalizations ranging from $500 million to $10 billion. Accordingly, Portfolios will consider companies within this capitalization range to be "mid cap", based also on certain other relevant criteria.

SMALL COMPANIES generally have market capitalizations of $1 billion or less, although there may be some overlap among capitalization categories. A Manager may consider an issuer that has a market capitalization in excess of $1 billion to be "small cap" if it meets certain relevant criteria.

ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. During periods of increased market volatility, active trading may be more pronounced.

FIXED INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, Yankee bonds, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders.

An INVESTMENT GRADE fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Manager). The two best-known debt rating organizations are Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.

U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

ASSET-BACKED SECURITIES represent an interest in a pool of consumer or other types of loans. Payments of principal and interest on the underlying loans are passed through to the holders of asset-backed securities over the life of the securities. MORTGAGE-BACKED SECURITIES represent an undivided ownership interest in a pool of mortgages.

A "JUNK BOND" is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.

SHORT-TERM MONEY MARKET INSTRUMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

A Portfolio may BORROW for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in a Portfolio's net asset value and yield. Borrowing will cost the Portfolio interest expense and other fees. The cost of borrowing may reduce a Portfolio's return.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the U.S., including emerging markets. Foreign securities may include yankee bonds, foreign corporate and government bonds, foreign equity securities, American Depositary Receipts (ADRs) or other similar securities that represents interest in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs).

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in FOREIGN INVESTMENT COMPANIES, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Managers will not invest in such investment companies unless, in their judgment, the potential benefits justify the payment of any associated fees and expenses.

PFICS (passive foreign investment companies) are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, the tax laws may require the Portfolio to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid the imposition of tax at the Portfolio level.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are generally used to hedge against changes in currency exchange rates.

A CURRENCY BASKET consists of specified amounts of currencies of certain foreign countries.

EMERGING MARKETS: An emerging market country is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list may vary by Manager.

ILLIQUID SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established institutional trading markets.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

A SPECIAL SITUATION arises when, in the opinion of the Manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

RISK TERMINOLOGY

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities held by a Portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower quality bonds tend to be more sensitive to changes in interest rates.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own businesses, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

EURO CONVERSION: Effective January 1, 1999, several European countries irrevocably fixed their existing national currencies to a new single European currency unit, the "euro." Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. SunAmerica is aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Portfolios. There can be no assurance that a Portfolio will not suffer any adverse consequences as a result of the euro conversion.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be retired in advance of the maturity date. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

DERIVATIVES: In addition to general risks relating to market volatility, interest rate fluctuations, credit quality, options and futures contracts are subject to certain special risks. To the extent a contract is used to hedge another position in the portfolio, there is a risk that changes in the value of the contract will not exactly match those of the hedged position. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

HEDGING: A strategy in which a Manager uses a derivative to offset the risk that other instruments in a Portfolio's holdings may decrease in value. Gains on a derivative that reacts in an opposite manner to market movements may substantially reduce losses on the other investment. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than the Manager anticipates or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

SMALL AND MID-MARKET CAPITALIZATION: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium-sized companies are usually more volatile than shares of large companies and entail greater risks.

NON-DIVERSIFICATION: Non-diversified investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of stocks. A non-diversified investment company's risk may increase because the effect of each stock on its performance is greater.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND MANAGER

SUNAMERICA ASSET MANAGEMENT CORP. SUNAMERICA serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the Subadvisers for the Portfolios, serves as Manager for certain Portfolios or portions of Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.

SunAmerica, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, is a corporation organized in 1982 under the laws of the State of Delaware. SunAmerica is engaged in providing investment advice and management services to the Trust, other mutual funds and pension funds. In addition to serving as adviser to the Trust, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, SunAmerica Strategic Investment Series, Inc., Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. and SunAmerica Series Trust. SunAmerica managed, advised and/or administered assets of approximately $19.3 billion as of March 31, 1999 for investment companies, individuals, pension accounts, and corporate and trust accounts.

In addition to serving as the investment adviser and manager to the Trust and each Portfolio and supervising activities of the other Subadvisers, SunAmerica manages the SunAmerica/Aggressive Growth and SunAmerica/Balanced components of the Multi-Managed Seasons Portfolios.

For the fiscal year ended March 31, 1999 each Seasons portfolio paid SunAmerica a fee equal to the following percentage of average daily net assets:

PORTFOLIO                                                        FEE
------------------------------------------------------------  ---------
Multi-Managed Growth Portfolio..............................       0.89%

Multi-Managed Moderate Growth Portfolio.....................       0.85%

Multi-Managed Income/Equity Portfolio.......................       0.81%

Multi-Managed Income Portfolio..............................       0.77%

Asset Allocation: Diversified Growth Portfolio..............       0.85%

Stock Portfolio.............................................       0.85%

SunAmerica compensates the Subadvisers out of the fees that it receives from the Portfolios. SunAmerica may terminate any agreement with a Subadvisers without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a Subadvisers agreement. Shareholders of a Portfolio have the right to terminate an agreement with a Subadvisers for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Subadvisers changes. The order also permits the Trust to disclose to shareholders the Subadvisers fees only in the aggregate for each Portfolio. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers fees. These fees do not increase Portfolio expenses.

INFORMATION ABOUT THE SUBADVISERS

JANUS CAPITAL CORPORATION. JANUS is a Colorado corporation with principal offices at 100 Fillmore Street, Denver, Colorado 80206-4923. Janus serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts, and, as of March 31, 1999, had assets under management of approximately $136 billion.

PUTNAM INVESTMENT MANAGEMENT, INC. PUTNAM is a Massachusetts corporation with principal offices at One Post Office Square, Boston, Massachusetts. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. Putnam and its affiliates managed assets of approximately $306 billion as of March 31, 1999.

T. ROWE PRICE ASSOCIATES, INC. T. ROWE PRICE is a Maryland corporation with principal offices at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price serves as investment adviser to the T. Rowe Price family of no-load mutual funds and to individual and institutional clients. T. Rowe Price and its affiliates managed assets approximately at $149 billion as of March 31, 1999.

WELLINGTON MANAGEMENT COMPANY, LLP. WMC is a Massachusetts limited liability partnership. The principal offices of WMC are located at 75 State Street, Boston, Massachusetts 02109. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. As of March 31, 1999, WMC had discretionary management authority with respect to approximately $215.3 billion of assets.

PORTFOLIO MANAGEMENT

The management of each Portfolio and Managed Component is summarized in the following table.

                                     SEASONS PORTFOLIOS
                                                      PORTFOLIO MANAGEMENT ALLOCATED AMONG
                    PORTFOLIO                                THE FOLLOWING MANAGERS
-------------------------------------------------------------------------------------------
Multi-Managed Growth Portfolio                      -Janus
                                                     (through Janus/Growth component)
                                                    -SunAmerica
                                                     (through SunAmerica/Aggressive Growth
                                                    component and SunAmerica/Balanced
                                                    component)
                                                    -WMC
                                                     (through WMC/Fixed Income component)
-------------------------------------------------------------------------------------------
Multi-Managed Moderate Growth Portfolio             -Janus
                                                     (through Janus/Growth component)
                                                    -SunAmerica
                                                     (through SunAmerica/Aggressive Growth
                                                    component and SunAmerica/Balanced
                                                    component)
                                                    -WMC
                                                     (through WMC/Fixed Income component)
-------------------------------------------------------------------------------------------
Multi-Managed Income/Equity Portfolio               -Janus
                                                     (through Janus/Growth component)
                                                    -SunAmerica
                                                     (through SunAmerica/Balanced component)
                                                    -WMC
                                                     (through WMC/Fixed Income component)
-------------------------------------------------------------------------------------------
Multi-Managed Income Portfolio                      -Janus
                                                     (through Janus/Growth component)
                                                    -SunAmerica
                                                     (through SunAmerica/Balanced component)
                                                    -WMC
                                                     (through WMC/Fixed Income component)
-------------------------------------------------------------------------------------------
Asset Allocation: Diversified Growth Portfolio      -Putnam Investment Management, Inc.
                                                     ("Putnam")
-------------------------------------------------------------------------------------------
Stock Portfolio                                     -T. Rowe Price Associates, Inc.
                                                     ("T. Rowe Price")
-------------------------------------------------------------------------------------------

The primary investment manager(s) and/or the management team(s) for each Portfolio and Managed Component is set forth in the following table.

                                                    NAME AND TITLE OF
                                 MANAGER(S)        PORTFOLIO MANAGER(S)                           EXPERIENCE
PORTFOLIO OR MANAGED COMPONENT                 (AND/OR MANAGEMENT TEAM(S))
-------------------------------------------------------------------------------------------
SunAmerica/ Aggressive Growth    SunAmerica   - Donna M. Calder               Ms. Calder has been a portfolio manager since
component                                      Vice President and Portfolio   joining the firm in March 1998. Prior to joining
(Multi-Managed Seasons                         Manager                        SunAmerica, Ms. Calder was the Founder and General
Portfolio)                                     (Domestic Equity Investment    Partner of Manhattan Capital Partners, L.P.
                                               Team)                          (1991-1995).

-------------------------------------------------------------------------------------------
SunAmerica/ Balanced component   SunAmerica   - Francis D. Gannon             Mr. Gannon has been a portfolio manager with the
(Multi-Managed Seasons                         Vice President and Portfolio   firm since 1996. He joined SunAmerica as an equity
Portfolios)                                    Manager                        analyst in 1993.
                                               (Domestic Equity Investment
                                               Team)
                                              - Fixed Income Investment Team
-------------------------------------------------------------------------------------------
Janus/Growth component             Janus      - Warren B. Lammert Executive   Mr. Lammert first joined Janus in 1987 and has
(Multi-Managed Seasons                         Vice President Portfolio       been a portfolio manager with the firm since 1993.
Portfolios)                                    Manager                        He is a Chartered Financial Analyst.
-------------------------------------------------------------------------------------------
WMC/Fixed Income component          WMC       - Lucius T. Hill, III           Mr. Hill has been a portfolio manager with WMC
(Multi-Managed Seasons                         Senior Vice President and      since joining the firm in 1993.
Portfolios)                                    Partner
-------------------------------------------------------------------------------------------
Asset Allocation: Diversified      Putnam     - Global Asset Allocation       N/A
Growth Portfolio                               Committee
-------------------------------------------------------------------------------------------
Stock Portfolio                   T. Rowe     - Robert W. Smith               Mr. Smith has been managing investments with T.
                                   Price       Managing Director, Investment  Rowe Price since joining the firm in 1992.
                                               Advisory Committee Chairman,
                                               and Equity Portfolio Manager

-------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Seasons Portfolios are not offered directly to the public. Instead, shares of the Seasons Portfolios are currently offered only to Variable Annuity Account Five, a separate account of Anchor National Life Insurance Company. So if you would like to invest in a Seasons Portfolio, you must purchase a Seasons Variable Annuity Contract from Anchor National. You should be aware that if you purchase Seasons Variable Annuity Contract, you will not invest directly in one of the Seasons Portfolios. Instead, the Seasons Variable Annuity Contract offers four variable investment "Strategies," each of which invests in three of the six Seasons Portfolios, managed collectively by five different professional investment managers. The allocation of assets among the Portfolios will vary depending on the objective of the Strategy.

You should also be aware that the Contracts involve fees and expenses that are not described in this Prospectus, and that the Contracts also may involve certain restrictions and limitations. You will find information about purchasing a Seasons Variable Annuity Contract in the prospectus that offers the Contracts, which accompanies this Prospectus.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market, except that short-term securities with 60 days or less to maturity are valued on an amortized cost basis. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.

BUY AND SELL PRICES Variable Annuity Account Five buys and sells shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Trust accepts the request. If the Trust receives the order before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the Trust receives the order after that time, it will receive the next business day's closing price. If the Trust receives the order after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. So long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------

YEAR 2000

Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates (commonly known as the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. We recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The Trust's management fully anticipates that their systems will be adapted in time for the year 2000, and to further this goal they have coordinated a plan to repair, adapt or replace their systems as necessary. They have also obtained representations from their outside service providers that they are doing the same. The Trust's management completed their plan significantly by the end of the 1998 calendar year and expects to perform appropriate systems testing during the 1999 calendar year. If the problem has not been fully addressed, however, the Trust could be negatively impacted. The Year 2000 Issue could also have a negative impact on the companies in which the Trust invests, which could hurt the Trust's investment returns.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
 (SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
                                    PERIOD)
--------------------------------------------------------------------------------

The Financial Highlights table for each Portfolio is intended to help you understand the Portfolio's financial performance since inception. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Statement of Additional Information (SAI), which is available upon request.

-------------------------------------------------------------------------------------------------
                                                  Net
                                              realized &                 Dividends     Dividends
                   Net Asset        Net       unrealized                  declared     from net
                     Value       investment   gain (loss)   Total from    from net     realized
                  beginning of     income         on        investment   investment     gain on
  Period ended       period         */**      investments   operations     income     investments
-------------------------------------------------------------------------------------------------
                                 Multi-Managed Growth Portfolio
4/15/97-3/31/98      $10.00        $0.18         $2.95        $3.13        ($0.08)      ($0.20)
3/31/99               12.85         0.16          4.41         4.57         (0.18)       (0.03)
                             Multi-Managed Moderate Growth Portfolio
4/15/97-3/31/98       10.00         0.27          2.40         2.67         (0.13)       (0.17)
3/31/99               12.37         0.28          3.10         3.38         (0.23)       (0.02)
                              Multi-Managed Income/Equity Portfolio
4/15/97-3/31/98       10.00         0.41          1.68         2.09         (0.20)       (0.10)
3/31/99               11.79         0.43          1.57         2.00         (0.36)       (0.10)
                                 Multi-Managed Income Portfolio
4/15/97-3/31/98       10.00         0.51          1.15         1.66         (0.27)       (0.10)
3/31/99               11.29         0.53          0.72         1.25         (0.40)       (0.07)
                         Asset Allocation: Diversified Growth Portfolio
4/15/97-3/31/98       10.00         0.23          1.76         1.99         (0.12)       (0.16)
3/31/99               11.71         0.14          0.90         1.04         (0.12)          --
                                         Stock Portfolio
4/15/97-3/31/98       10.00         0.03          4.80         4.83         (0.02)       (0.15)
3/31/99               14.66         0.03          1.84         1.87         (0.02)       (0.30)
-------------------------------------------------------------------------------------------------

----------------              ------------------------------------------------------
                                                                Ratio of
                                                    Ratio of      net
                                                    expenses   investment
                                       Net Assets      to      income to
                  Net Asset   Total      end of     average     average
                  Value end   Return     period       net         net       Portfolio
  Period ended    of period    ***      (000's)     assets+     assets+     Turnover
----------------              ------------------------------------------------------

4/15/97-3/31/98    $12.85     31.55%    $  32,481     1.29%#      1.52%#        114%
3/31/99             17.21     35.98        69,712     1.19        1.11          124

4/15/97-3/31/98     12.37     26.86        32,622     1.21#       2.36#         101
3/31/99             15.50     27.73        75,694     1.16        2.08          105

4/15/97-3/31/98     11.79     21.10        25,957     1.14#       3.72#          46
3/31/99             13.33     17.27        62,121     1.14        3.51           65

4/15/97-3/31/98     11.29     16.81        18,378     1.06#       4.69#          47
3/31/99             12.07     11.19        50,250     1.06        4.50           43

4/15/97-3/31/98     11.71     20.09        50,384     1.21#       2.06#         166
3/31/99             12.63      9.02       117,663     1.21        1.21          149

4/15/97-3/31/98     14.66     48.59        42,085     1.21#       0.24#          46
3/31/99             16.21     13.05        97,047     1.10        0.20           52
----------------              ------------------------------------------------------

  * Calculated based upon average shares outstanding
 ** After fee waivers and expense reimbursements by the investment adviser.
*** Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower.
 # Annualized
  + The investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                               Expenses                 Net Investment Income
                                                    ------------------------------  ------------------------------
                                                       3/31/98         3/31/99         3/31/98         3/31/99
                                                    --------------  --------------  --------------  --------------
Multi-Managed Growth Portfolio....................         1.44   %        1.19   %        1.37   %        1.11   %
Multi-Managed Moderate Growth Portfolio...........         1.40            1.16            2.17            2.08
Multi-Managed Income/Equity Portfolio.............         1.43            1.14            3.43            3.51
Multi-Managed Income Portfolio....................         1.50            1.07            4.25            4.49
Asset Allocation: Diversified Growth Portfolio....         1.53            1.22            1.74            1.20
Stock Portfolio...................................         1.26            1.10            0.19            0.20

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

    The following documents contain more information about the Portfolios and are available free of charge upon request:

     ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

    You may obtain copies of these documents or ask questions about the Portfolios by contacting:

       Anchor National Life Insurance Company
       Annuity Service Center
       P.O. Box 54299
       Los Angeles, California 90054-0299
       1-800-445-7862

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

         [LOGO]

Anchor National Life Insurance Company
1 SunAmerica Center
Los Angeles, California 90067-6022

INVESTMENT COMPANY ACT
File No. 811-07725

Please forward a copy (without charge) of the Seasons Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

       ------------------------------------------------------------------
         Name

       ------------------------------------------------------------------
         Address

       ------------------------------------------------------------------
         City/State/Zip

       ------------------------------------------------------------------
       Date: _____________________ Signed: ______________________________

 Return to: Anchor National Life Insurance Company, Annuity Service Center, P.O. Box 52499, Los Angeles, California 90054-0299